Business Update



November 2014

Safe Harbor & Non-GAAP Measures

The information provided in this presentation and the accompanying slides includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future earnings, bookings, backlog and free cash flow; our future strategy and business plans; our product plans, including products under development, such as Avid Everywhere; and our objective to obtain relisting on the NASDAQ Stock Market and to have our shares of common stock trade on that market. These forward-looking statements are based on current expectations as of the date this presentation was given and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from; the identified material weaknesses in our internal control over financial reporting; the delisting of our stock from NASDAQ; the previously disclosed ongoing SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement; as well as our ability to have our shares relisted on the NASDAQ stock market; our liquidity; our ability to execute our strategic plan and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance in particular geographies or markets, fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

For an explanation of the operational metrics and non-GAAP measures used herein, as well as a reconciliation of the non-GAAP measures to the closest comparable GAAP measure, please see our previous filings with the SEC, including our current reports on Form 8-K filed on September 12, 2014; October 20, 2014; and November 14, 2014 and the exhibits thereto.


Avid is…
A premier provider of technology solutions to create, manage, distribute, and monetize media content
Avid's legacy began with introducing some of the world's best loved creative tools which defined an industry…
... and now we are well positioned to participate across the entire media workflow…
…as the demand for high quality digitized content explodes, we power the creative process…
…by connecting a creative idea with its expression and consumption as a monetized media asset.

Strong Position in High-Growth Markets With Attractive Economics

Proven and trusted provider of high-value, essential solutions to a broad range of customers in large and growing media market

- Customer relationships across every major media segment, including almost all of the major film studios, leading international news networks, largest station groups, music recording studios and live venues
- Broad global reach and distribution capabilities (over 50% of our revenue from outside the Americas, presence in over 140 countries)
- Emotionally engaged client community
- Independent professional segment : large and untapped market

Platform-oriented solutions solve the most critical pain points in an evolving industry in a unique and compelling way with greater flexible deployment and pricing choices

- Avid Everywhere allows customer to reduce costs through simplifying inter-operability
- Participation across the value chain from creation to distribution, providing access to incremental customer wallet share at a time of increasing operating pressure
- A more integrated, more flexible approach that also creates multiple new revenue opportunities for Avid

Attractive economics: high margins, low capital intensity, scalable operating model, improving cash flow

- Acceleration of higher-margin, higher-growth products
- Platform allows for highly leveragable development model with faster product introduction
- Growing revenue backlog with higher proportion of recurring revenue
- Efficient, flexible capital structure
- Significant progress reducing operating costs with room to improve

Experienced management team has demonstrated progress on executing on transformational strategy

- Completed inherited highly complex and disruptive restatement process while still executing on strategy
- Reversed prolonged trend of increasing losses and bookings decline
- Achieving financial targets, on track to meet 2014 revenue and EBITDA guidance of $535 million and $64 million, respectively

Strong Progress on Early Stages of Transformation with Large Opportunity Ahead

Participating in a Large and Evolving Market

- Increasingly Complex and Evolving Value Chain
- Fusing of Creative and Monetization Ends of Value Chain
- Opportunities for Metadata Measurement and Analysis
- Heavily Fragmented Vendor Landscape

Traditional Value Chain



Pre-Production
Production
Post-Production
Distribution and Delivery

New Media Value Chain



Media Asset Flow
Create
Production
Post Production
Multiplatform Distribution
Experience Integration
Pre-Production
Workflow Planning
Smart-media creation, digitalization and collaboration
Media Lifecycle Management
Metadata Analytics
Personalized delivery and experience management
Consumption
Measurement and Interaction
Collaboration Enablement
Rich Indexing
Distribution Orchestration
Customization/ Personalization
Monetize

Breakdown of $54.4B Digital Media Technologies Market Value ($B and %)

Products Value: $33.4B
Services Value: $20.9B



Production, 14.9, 27%
Services, 20.9, 38%
Distribution, 12.1, 22%
Post-Production, 6.5, 12%

*Other includes: non-related hardware and software, internal services, telecommunication, and IT services such as consulting, development and integration, hardware maintenance and support, IT management, process management, software support
Sources: Gartner for IT spending, Frost, IABM, NAMM, Technavio, IBIS, Avid, and PwC estimates for Digital Media technology market

Media Organizations' Key Strategic Needs

Collaboratively Create
High-quality Content

Distribute
Across channels and devices

Ensure Efficiency and security

Maximize Asset value

Significant Room for Growth

Opportunity to both gain share in segments Avid currently operates and expand into higher growth areas

Media Technology Spend in 2013: $54.4B



High Growth Segments, $6.1B, ~17% CAGR
Remaining Media Technology Spend, $40.6B, ~4% CAGR
Currently Addressable, $7.7B
<5% CAGR, $5.2B
5-9% CAGR, $1.8B
>9% CAGR, $0.7B
Avid's share ~7%

Projected Multi-Year CAGRs of Sub-Segments



Selected Sub-Segments
Video Analytics
DRM
MAM
Ad
OVP
Transcoding
NLE
Processing
Content Creation
0%
5%
10%
15%
20%
25%
30%

Sources: Frost&Sullivan, IABM, NAMM, Technavio, Infocomm, IBISWorld, Forrester Research, PwC Media Outlook, press articles, Avid, PwC estimates
* Based on 2013 bookings

Unparalleled global, product and customer breadth and reach

Product

Avid participates in 6 of 8 product market segments identified in IABM's *Global Market Valuation & Strategy Report*, an analysis of the value of products and services sold into professional media contexts

Geography

Broad and diverse distribution channels:

- ✓ Sales into over 140 countries
- ✓ Over 50% of revenue originates outside of Americas
- ✓ More than 600 channel partners globally

Customer

Segment

Significant purchasers of Avid solutions in the last twelve months:

- ✓ 6 of 6 … of the **major film studios**
- ✓ 8 of 10 … of the **leading international news networks**
- ✓ 12 of 15 … of the **largest station group owners**
- ✓ About 70% of **today's music** is created using Avid products

Avid's Three-Phase Transformational Approach

New management team performed broad and deep analysis of industry to evaluate how to best leverage strengths towards succeeding in evolving digital media marketplace

Phase 1

Perform better in the markets we serve today

Phase 2

Address higher growth areas in current markets

Phase 3

Address higher long-term growth areas and increase relevance

Growth

Cost

Culture

Transformational Pillars

AvidEverywhere™

- Faster new product introduction
- Improved cross selling
- Participate in higher growth areas
- Lower cost deployment
- Scale to all segments

The Avid Advantage

- Improved service model more efficient and targeted delivery
- Increase revenue
- Improve relationships

Avid® Customer Association

- Increased community engagement
- Improved return on investment
- Greater market alignment

AvidEverywhere™

OUR VISION FOR THE MEDIA INDUSTRY.

A platform for sustained business that **connects**
content creation
with distribution and monetization.

Avid Everywhere: Common Services Across the Workflow

- Search across your entire network
- Media playback on any device
- Share assets in any format

- Tie third parties into the workflow
- Share data across systems
- Real-time monitoring

- Workflow and process automation
- Flexible resource allocation
- Data-driven decision-making

- Single sign-on
- Role-based access
- Centralized system management

Media Services

Connectivity Toolkit

Orchestration Engine

User Administration & Configuration

Avid MediaCentral Platform

Avid Everywhere–Our Vision for the Media Industry



MediaCentral | UX
iOS
3G/4G
Artist Suite
Video (NLE)
Remote Collaboration
Audio (DAW)
Notation & Scoring
Control Surfaces
Graphics Creation
Media Suite
Metadata Tagging
Protection & Encryption
Asset Management
Newsroom Management
Multiplatform Distribution
Analytics
Storage Suite
Ingest & Playout
Online Storage
Nearline Storage
Media Services
Connectivity Toolkit
Orchestration Engine
User Administration & Configuration
Avid MediaCentral Platform
Public Marketplace
Private Marketplace
Avid Global Services

Avid Everywhere: A Platform to Drive Lower Costs


MediaCentral | UX
iOS
3G/4G
Artist Suite
Video (NLE)
Remote Collaboration
Audio (DAW)
Notation & Scoring
Control Surfaces
Graphics Creation
Media Suite
Metadata Tagging
Protection & Encryption
Asset Management
Newsroom Management
Multiplatform Distribution
Analytics
Storage Suite
Ingest & Playout
Online Storage
Nearline Storage
Media Services
Connectivity Toolkit
Orchestration Engine
User Administration & Configuration
Avid MediaCentral Platform
Avid Global Services
Public Marketplace
Private Marketplace

Growth

Cost

Common platform lowers development cost and increases speed to market

Avid Everywhere: A Platform for Cross Sales Growth


MediaCentral | UX
Artist Suite
Video
(NLE)
Audio
(DAW)
Notation &
Scoring
Control Surfaces
Media Suite
Asset
Management
Storage Suite
Online Storage
Public Marketplace
Private Marketplace
Media Services
Connectivity Toolkit
Orchestration Engine
User Administration &
Configuration
Avid MediaCentral Platform
Avid Global Services

Growth

Cost

Anchor products provide strong cross sale opportunities across workflow

Avid Everywhere: A Platform for Market Expansion



Enterprise
Channel
Indie Professionals



MediaCentral | UX
iOS
3G/4G
Public Marketplace
Private Marketplace
Artist Suite
Video (NLE)
Remote Collaboration
Audio (DAW)
Notation & Scoring
Control Surfaces
Media Suite
Sonnox
NUGEN Audio
Analytics
Storage Suite
Online Storage
Media Services
Connectivity Toolkit
Orchestration Engine
User Administration & Configuration
Avid MediaCentral Platform
Avid Global Services

Growth

Cost

Scalable up and down market through flexible pricing and deployment

Connectivity Toolkit allows for cross sale of partners solutions

Differentiated Platform Addresses Evolving Customer Needs

Collaboratively Create High-quality Content	Avid Everywhere delivers best-in-class creative tools in an efficient and powerful collaborative workflow with flexible pricing models delivered on–premise or in a cloud-based environment.
Distribute Across Multiple Channels and Devices	The platform offers the flexibility to deliver rich content across diverse channels and devices from a single integrated platform.
Ensure Efficiency and security	Benefits of global integrated model that contains embedded security elements to protect rich content assets that are unique to the media industry.
Maximize Asset value	Avid optimizes media asset value by protecting the asset and tagging metadata to utilize downstream during distribution and monetization, whether through ad insertion, rights management, analytics, etc.

The Avid Advantage

Substantial potential to improve effectiveness of platform for our customers with enhanced service offerings on a more efficient delivery model

Customer Care	Professional Services	Education
▪ Drive efficiency ▪ Reduce case closure time ▪ Flexible support options and pricing	▪ Increase revenue with new service offerings ▪ Improve delivery quality ▪ Develop packages to drive Avid Everywhere adoption	▪ Transform revenue model ▪ Increase certification and recertification rates ▪ Develop training content to support Avid Everywhere
Drive Delivery Costs Down	**Revenue Opportunity**	**Revenue Opportunity**

Our differentiated services which span the length of the production process, providing unique access and opportunities in $21B and growing service market.

Avid Customer Association–Industry Leadership Collaboration



Senior Vice President for Innovation, Strategy and Technology
Berklee College of Music



EVP & General Manager
Fox Networks



EVP of Technology and Production
ZDF German Television



General Manager, Media Operations and Technology CBC English Services
CBC/Radio-Canada



SVP Olympic Engineering & CTO
NBC Sports Group



Director of Technology and Technical Operations, ITV News
ITV



Director of Sky Production Services
Sky



VP CBS News Technology and Operations
CBS News



Head of Strategic Operations
Universal Music Group



SVP Broadcast Operations & Engineering
ABC Television Network



SVP of Media Technology and Development
Turner Broadcasting



Director of Engineering Entertainment
Rede Globo de Televisão



Motion Picture Editor



Chief Engineer
CCTV



Senior Vice President
Univision Communications Inc.



Vice President of Post-Production Technology
The Walt Disney Studios



President
20th Century Fox

- A collaborative media industry network established by Avid, run by and for our customers
- 17 Executive Board members represent some of the most influential industry leaders
- 120 additional customers comprise 6 strategic advisory councils
- 1,300 members in first 9 months – 51% increase since inaugural gathering in April 2014
- 20% of our bookings generated by the companies represented on our ACA Board
- 107 events held across 5 continents driven by ACA leaders to harness the collective energy of an emotionally engaged community

Financial Overview

Early Growth Results

LTM Bookings ($M)



$610
$590
$570
$550
$530
$510
$490
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14

Normalized LTM Growth Rates



Total Bookings
Bookings - Marketed Products
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-5.4%
0.4%
-2.1%
2.0%
3.7%
6.9%
0.5%
2.8%
Q42013
Q12014
Q22014
Q32014

LTM Platform Related Unit Bookings*



1,000
800
600
400
200
0
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14

* Units related to MediaCentral, Interplay MAM and Interplay Production

Media Composer Cloud Subscribers



3,500
3,000
2,500
2,000
1,500
1,000
500
0
May
Jun
Jul
Aug
Sep

Early Cost and Profitability Results ($M)

Non-GAAP LTM Gross Margin & Expenses



Operating Expense
Gross Margin
$300
$290
$280
$270
$260
$250
80.0%
60.0%
40.0%
20.0%
0.0%
61.4%
60.7%
61.2%
Q4'12
Q4 '13
Q3 '14

Adjusted EBITDA and Margin



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2013
2014 Guidance

- Guidance: $64M-$72M
- 12-13% EBITDA Margin
- Low end of range sets floor for 2015 and beyond
- Avid Everywhere enables 5 different growth engines
- Focus on leaner, more directed cost structure

Free Cash Flow and Cash Conversion



Free Cash Flow
Cash Conversion
$25
$20
$15
$10
$5
$0
30%
25%
20%
15%
10%
5%
0%
2013
2014 Guidance

Revenue Backlog



Backlog Generated After 2010
$425
$400
$375
$350
$325
Dec'13
Sep'14

Growth and Visibility on a Scalable Operating Model

Revenue

Bookings have hit a growth inflection point and Avid has turned on 5 key growth engines enabled by Avid Everywhere

- Platform sales and focus on high margin products
- Cross-selling and up-selling across entire workflow
- Subscription & cloud offerings open access to independent pro market
- Community led Marketplace transactions
- Connectivity Toolkit allows vendors to also leverage MediaCentral Platform

Costs

Focus on a leaner, more directed cost structure enabled by common platform architecture

- Lower development cost
- Product rationalization
- Indirect procurement
- Labor arbitrage and facility rationalization
- Clear focus on ROI supported investments

Adjusted EBITDA has hit a floor and we expect margins to expand

Strategic M&A Amplifies Opportunities

Leverages the Platform

- Achieve above-market synergies by consolidating all that is common onto the Platform
- Accelerate revenue by cross-selling target's solutions through the expanding footprint of the Platform

Provides New Distribution

- Expand deployment of the Platform and ability to cross-sell Avid products to new customers
- Consolidate customer base in target markets and further position Avid as the lowest cost distributor of services to all segments that it serves

Adds a New Anchor for Growth

- Contributes compelling adjacent market opportunities through differentiated technology and/or new, high-growth customer segments
- Exploit cross-sell opportunities with new anchor products

Key Takeaways

Proven and Trusted Provider of Strategic Solutions to Key Industry Players and Broadening Customer Base

Platform Solves Critical Issues in Increasingly Complex Value Chain to Expand Existing Revenue Streams

Participating in a Large and Evolving Market with Room for Growth

Attractive Economics with High Margin Products and Scalable Cost Structure

Recent Results Confirm Transformation Already Underway

Strong Position in High-Growth Markets With Attractive Economics

Proven and trusted provider of high-value, essential solutions to a broad range of customers in large and growing media market

- Customer relationships across every major media segment, including almost all of the major film studios, leading international news networks, largest station groups, music recording studios and live venues
- Broad global reach and distribution capabilities (over 50% of our revenue from outside the Americas, presence in over 140 countries)
- Emotionally engaged client community
- Independent professional segment : large and untapped market

Platform-oriented solutions solve the most critical pain points in an evolving industry in a unique and compelling way with greater flexible deployment and pricing choices

- Avid Everywhere allows customer to reduce costs through simplifying inter-operability
- Participation across the value chain from creation to distribution, providing access to incremental customer wallet share at a time of increasing operating pressure
- A more integrated, more flexible approach that also creates multiple new revenue opportunities for Avid

Attractive economics: high margins, low capital intensity, scalable operating model, improving cash flow

- Acceleration of higher-margin, higher-growth products
- Platform allows for highly leveragable development model with faster product introduction
- Growing revenue backlog with higher proportion of recurring revenue
- Efficient, flexible capital structure
- Significant progress reducing operating costs with room to improve

Experienced management team has demonstrated progress on executing on transformational strategy

- Completed inherited highly complex and disruptive restatement process while still executing on strategy
- Reversed prolonged trend of increasing losses and bookings decline
- Achieving financial targets, on track to meet 2014 revenue and EBITDA guidance of $535 million and $64 million, respectively

Strong Progress on Early Stages of Transformation with Large Opportunity Ahead